Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

11. INCOME TAXES

During the three months ended March 31, 2022 and 2021, the Company maintained a valuation allowance of $63,729 and $81,890, respectively. The valuation allowance was recorded due to the fact that the Company has incurred operating losses to date.

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance decreased by approximately $18,100 during the three months ended March 31, 2022 and increased by approximately $22,800 million during the three months ended March 31, 2021.

The Company’s financial statements included a full valuation allowance against net deferred tax assets before the acquisition of Even Financial. After considering the Even Acquisition, the projected consolidated results, and the available net deferred tax liability from Even Financial of approximately $28,400, the Company was able to release part of the valuation allowance due to the change in the overall net deferred tax asset. While this adjustment is a result of the Even Acquisition, ASC 805 requires that the benefits be recognized in income or equity, as applicable, and not as a component of acquisition accounting. The partially offsetting increase to the valuation allowance of approximately $10,300 was in relation to normal business operations.

Total U.S. federal and state operating loss carryforwards as of March 31, 2022 and December 31, 2021 were approximately $704,200 and $517,700, respectively. U.S. federal net operating loss carryforwards begin to expire in 2033, and state operating loss carryforwards begin to expire in 2027. U.S. federal net operating losses of approximately $341,500 million carry forward indefinitely.

As of March 31, 2022, the Company’s federal research and development credit carryforwards for income tax purposes were approximately $1,200. If not used, the current carryforwards will expire beginning in 2034.

The Company has completed a review to determine whether the future utilization of net operating loss and credit carryforwards will be restricted due to ownership changes that have occurred. The study determined that there will be no limit after December 31, 2025. Due to the net operating loss carryovers, the statute of limitations remains open for federal and state returns.

10. INCOME TAXES

For the years ended December 31, 2021 and 2020, income tax expense computed at the federal statutory income tax rate of 21% differed from the recorded amount of income tax expense due primarily to state income taxes and permanent differences.

A reconciliation of the federal statutory income tax rate to the effective tax rate is as follows:

	Years Ended December 31,
	2021		2020
Federal statutory rate	$(37,290)	21.00%	$(14,112)	21.00%
Effect of:
State taxes, net of federal tax benefit	(6,324)	3.56%	(1,377)	2.05%
Deferred rate change	(367)	0.21%	(89)	0.13%
Change in fair value of subordinated convertible notes	8,794	(4.95)%	—	—%
Change in fair value of warrant liability	8,322	(4.69)%	—	—%
Accrued dividends on redeemable convertible preferred stock	—	—%	3,614	(5.38)%
Return to provision	3,453	(1.94)%
Other permanent differences	(473)	0.27%	3,320	(4.94)%
Other	1,180	(0.66)%	1,084	(1.61)%
Change in valuation allowance	22,761	(12.83)%	7,566	(11.26)%
Total	$56	(0.03)%	$6	(0.01)%

The income tax (benefit) expense is as follows:

	Years Ended December 31,
	2021	2020
Current:
Federal	$—	$—
State	56	6
	56	6

Deferred taxes	—	—
Income tax benefit	$56	$6

The tax effects of the primary temporary differences included in net deferred tax assets and liabilities are shown in the following table:

	December 31,
	2021	2020
Net operating loss carryforwards	$72,867	$57,092
Allowance for losses on finance receivables	6,318	2,283
Research and development credit	1,173	1,173
Stock compensation	326	206
Legal reserve	465	—
Other	2,317	387
Total deferred tax assets, gross	83,466	61,141
Less: valuation allowance	(81,860)	(59,099)
Total deferred tax assets, net	1,606	2,042

Deferred finance receivable fees and costs, net	(261)	(154)
Depreciation of furniture and equipment	(1,312)	(1,888)
Other	(33)	—
Total deferred tax liabilities	(1,606)	(2,042)
Total deferred tax assets (liabilities), net	$—	$—

As of December 31, 2021 and 2020, the Company maintained a valuation allowance of $81,860 and $59,099, respectively. The valuation allowance was recorded due to the fact that the Company has incurred operating losses to date and is unable to forecast when such deferred tax assets will be utilized. There was no other activity in the valuation allowance accounting during 2021 and 2020.

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $22,761 and $7,566 during the twelve months ended December 31, 2021 and 2020, respectively.

Total U.S. federal and state operating loss carryforwards as of December 31, 2021 and 2020 were approximately $517,700 and $377,300, respectively. U.S. federal net operating loss carryforwards begin to expire in 2033, and state operating loss carryforwards begin to expire in 2027. U.S. Federal net operating losses of approximately $248,600 carry forward indefinitely.

As of December 31, 2021, the Company’s federal research and development credit carryforwards for income tax purposes were approximately $1,200. If not used, the current carryforwards will expire beginning in 2034.

The Company primarily files income tax returns in the United States federal jurisdiction and various states. The Company’s U.S. federal returns and state returns are no longer subject to income tax examinations for taxable years before 2018.

The Company has performed a review to determine whether the future utilization of net operating loss and credit carryforwards will be restricted due to ownership changes that have occurred. The study determined that there will be no utilization limit after December 31, 2025. The review did not consider whether the future utilization of net operating loss and credit carryforwards will be restricted under IRC sections 382 and 383 due to ownership changes that occurred in the MALKA acquisition. However, based on the value of the Company at the date of change, the Company believes that there would not be a limitation triggered by the ownership change and therefore would not result in any adjustment to the deferred tax assets. Due to the net operating loss carryforwards, the statute of limitations remains open for federal and state returns.